Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Third Quarter 2021 Results, Raises Full Year Outlook

●	Achieved all-time record quarterly earnings
●	Generated record quarterly sales at Famous Footwear
●	Sequential sales improvement in the Brand Portfolio
●	Raises fiscal full-year 2021 adjusted earnings per share guidance to between $3.80 and $3.90

ST. LOUIS, November 18, 2021 - Caleres (NYSE: CAL, caleres.com), operator of a powerful portfolio of consumer-centric footwear brands, today reported financial results for the third quarter ended October 30, 2021. During the quarter, Caleres continued to capitalize on strong consumer demand trends, achieving sequential revenue growth, recording strong gross margins, and delivering the highest level of quarterly earnings in company history. In addition, the company made further progress toward its balance sheet initiatives, enhancing its cash position, reducing its debt levels and securing more advantageous terms on its asset-based credit facility.

“Caleres achieved another record performance in the quarter just ended, driven principally by continued, exceptional upward momentum in our Famous Footwear business,” said Diane Sullivan, Chairman and Chief Executive Officer. “As robust consumer demand dynamics continue to accelerate, we fully expect the ongoing recovery in the Brand Portfolio to be an increasingly strong complement to the ongoing success at Famous Footwear in the quarters ahead.”

Third Quarter 2021 Highlights

(13-weeks ended October 30, 2021 compared to 13-weeks ended October 31, 2020)

●	Net sales were $784.2 million, up 21.1 percent from the third quarter of fiscal 2020
‒	A 26.3 percent sales increase in the Famous Footwear segment;
‒	A 12.3 percent sales increase in the Brand Portfolio segment;
‒	Direct-to-consumer sales represented 73.5 percent of total net sales
●	Gross profit was $335.4 million, while gross margin was 42.8 percent, or a 308-basis point improvement over third quarter 2020;
‒	A 47.6 percent gross margin in the Famous Footwear segment;
‒	A 32.9 percent gross margin in the Brand Portfolio segment;
●	SG&A expense of $254.0 million, or 32.4 percent of total net sales, down from 36.6 percent of total net sales in the third quarter of fiscal 2020;

●	Net income of $59.6 million, or earnings of $1.54 per diluted share, compared to net income of $14.4 million, or earnings of $0.38 per diluted share, in the third quarter of fiscal 2020. Earnings of $1.54 per share includes $0.05 for the below items:
‒	Fair value adjustment of $0.04 associated with the mandatory purchase obligation for Blowfish Malibu; and
‒	Loss on early extinguishment of debt of $0.01 related to the redemption of $100 million of senior notes and the amendment to the credit facility;
●	Adjusted net income was approximately $61.5 million, or adjusted earnings of $1.59 per diluted share compared to adjusted net income of $18.2 million, or adjusted earnings of $0.48 per diluted share, in the third quarter of fiscal 2020;
●	Generated $54.2 million in cash from operations and ended the third quarter with $74.8 million of cash on hand;
●	Inventory levels were up 7.1 percent, year-over-year, with in-transit inventory 3.1x higher than the third quarter of 2020, reflecting the ongoing disruptions in the global supply chain;
●	Ended the third quarter with $274.6 million of short-term debt; and
●	Returned $2.7 million to shareholders during the quarter through its long-standing and uninterrupted quarterly dividend.

Capital Structure

As previously indicated, during the third quarter, Caleres renegotiated and renewed the terms of its asset-based credit facility. The terms of the new facility, which was restored to pre-COVID terms, includes a 5-year extension on the maturity date and features a reduction in the interest rate. This new agreement more accurately reflects the company’s significantly improved capital structure, accelerated recovery in the footwear market and more positive business outlook. Caleres notified its bondholders that it plans to redeem the remaining $100 million of its senior notes in January of 2022 – shifting that higher-cost debt to the revolving credit facility and extinguishing all of the company’s remaining long-term debt. These actions, coupled with the company’s proactive debt reduction activities in recent quarters, will result in approximately a $12 million decline in annual interest expense – bolstering its financial foundation further and driving long-term value for its shareholders.

Outlook

“As we progress through the remainder of the year and head into 2022, we expect supply chain challenges to persist,” said Sullivan. “However, our global Associates have taken quick action – leaning into our capabilities; optimizing our inventory position; and diversifying and leveraging our sourcing model to help offset the impacts caused by the ongoing disruptions. We believe we are well-positioned to navigate this dynamic market environment and we are confident in our ability to utilize our diversified brand model, achieve our short and long-term strategic objectives, and continue to create value for our shareholders.”

With the momentum continuing in its underlying business, the company now expects record adjusted earnings per share between $3.80 and $3.90 for fiscal year 2021.

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. ET today, Thursday, November 18. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 4368498. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 4368498 through Thursday, December 2.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) the coronavirus pandemic and its adverse impact on our business operations, store traffic and financial condition (ii) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (iii) rapidly changing consumer preferences and purchasing patterns and fashion trends; (iv) intense competition within the footwear industry; (v) customer concentration and increased consolidation in the retail industry; (vi) foreign currency fluctuations; (vii) impairment charges resulting from a long-term decline in our stock price; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to maintain relationships with current suppliers; (xiv) the ability to secure/exit leases on favorable terms; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

# # #

About Caleres

Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the nearly 1,000 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites. Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections. Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way. Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer. Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics. Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Blowfish Malibu, Bzees, Circus by Sam Edelman and Ryka. Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
($ thousands, except per share data)	October 30, 2021	October 31, 2020	October 30, 2021	October 31, 2020
Net sales	$784,156	$647,480	$2,098,323	$1,546,111
Cost of goods sold	448,805	390,508	1,165,792	984,621
Gross profit	335,351	256,972	932,531	561,490
Selling and administrative expenses	254,033	236,901	757,070	663,425
Impairment of goodwill and intangible assets	—	—	—	262,719
Restructuring and other special charges, net	—	—	13,482	65,625
Operating earnings (loss)	81,318	20,071	161,979	(430,279)
Interest expense, net	(5,069)	(10,881)	(28,803)	(33,747)
Loss on early extinguishment of debt	(649)	—	(649)	—
Other income, net	3,844	5,461	11,533	12,718
Earnings (loss) before income taxes	79,444	14,651	144,060	(451,308)
Income tax (provision) benefit	(19,759)	275	(39,838)	89,393
Net earnings (loss)	59,685	14,926	104,222	(361,915)
Net earnings attributable to noncontrolling interests	63	509	1,057	223
Net earnings (loss) attributable to Caleres, Inc.	$59,622	$14,417	$103,165	$(362,138)

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.56	$0.38	$2.70	$(9.67)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.54	$0.38	$2.68	$(9.67)

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	October 30, 2021	October 31, 2020	January 30, 2021
ASSETS
Cash and cash equivalents	$74,772	$124,330	$88,295
Receivables, net	161,892	141,059	126,994
Inventories, net	543,218	507,365	487,955
Prepaid expenses and other current assets	82,816	99,401	79,312
Total current assets	862,698	872,155	782,556

Lease right-of-use assets	500,308	601,574	554,303
Property and equipment, net	155,516	189,207	172,437
Goodwill and intangible assets, net	230,625	267,074	240,071
Other assets	125,411	97,050	117,683
Total assets	$1,874,558	$2,027,060	$1,867,050

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$175,000	$300,000	$250,000
Mandatory purchase obligation - Blowfish Malibu	54,558	30,146	39,134
Current portion of long-term debt	99,598	—	—
Trade accounts payable	352,084	285,582	280,501
Lease obligations	128,151	156,200	153,060
Other accrued expenses	260,669	187,980	182,814
Total current liabilities	1,070,060	959,908	905,509

Noncurrent lease obligations	452,786	556,343	518,942
Long-term debt	—	198,736	198,851
Other liabilities	45,967	50,418	39,894
Total other liabilities	498,753	805,497	757,687

Total Caleres, Inc. shareholders’ equity	301,098	256,671	200,247
Noncontrolling interests	4,647	4,984	3,607
Total equity	305,745	261,655	203,854
Total liabilities and equity	$1,874,558	$2,027,060	$1,867,050

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
($ thousands)	October 30, 2021	October 31, 2020
OPERATING ACTIVITIES:
Net cash provided by operating activities	$189,728	$101,766

INVESTING ACTIVITIES:
Purchases of property and equipment	(10,437)	(12,016)
Capitalized software	(4,122)	(3,525)
Net cash used for investing activities	(14,559)	(15,541)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	363,000	340,500
Repayments under revolving credit agreement	(438,000)	(315,500)
Redemption of senior notes	(100,000)	—
Dividends paid	(8,011)	(8,148)
Debt issuance costs	(1,190)	—
Acquisition of treasury stock	—	(23,348)
Issuance of common stock under share-based plans, net	(3,779)	(1,078)
Contributions by noncontrolling interests, net	—	1,500
Other	(676)	(980)
Net cash used for financing activities	(188,656)	(7,054)
Effect of exchange rate changes on cash and cash equivalents	(36)	(59)
(Decrease) increase in cash and cash equivalents	(13,523)	79,112
Cash and cash equivalents at beginning of period	88,295	45,218
Cash and cash equivalents at end of period	$74,772	$124,330

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS (LOSS) AND ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 30, 2021			October 31, 2020

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$59,622	$1.54		$14,417	$0.38

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$1,918	1,424	0.04	$5,124	3,805	0.10
Loss on early extinguishment of debt	649	482	0.01	—	—	—
Total charges/other items	$2,567	$1,906	$0.05	$5,124	$3,805	$0.10
Adjusted earnings		$61,528	$1.59		$18,222	$0.48

	(Unaudited)
	Thirty-Nine Weeks Ended
	October 30, 2021			October 31, 2020
		Net			Net (Loss)
	Pre-Tax	Earnings		Pre-Tax	Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted (Loss)
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings (loss)		$103,165	$2.68		$(362,138)	$(9.67)

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$15,423	11,454	0.30	$14,946	11,098	0.30
Brand Portfolio - business exits	13,482	11,927	0.31	1,598	1,187	0.03
Deferred tax valuation allowances	—	3,294	0.08	—	—	—
Loss on early extinguishment of debt	649	482	0.01	—	—	—
Goodwill and intangible asset impairment charges	—	—	—	262,719	218,506	5.84
COVID-19-related expenses (1)	—	—	—	99,040	78,047	2.08
Total charges/other items	$29,554	$27,157	$0.70	$378,303	$308,838	$8.25
Adjusted earnings (loss)		$130,322	$3.38		$(53,300)	$(1.42)

(1)	Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of-use assets, inventory markdowns, expenses associated with factory order cancellations, provision for expected credit losses and severance.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Net sales	$494,660	$391,706	$300,513	$267,587	$(11,017)	$(11,813)	$784,156	$647,480
Gross profit	235,487	160,019	98,898	94,312	966	2,641	335,351	256,972
Adjusted gross profit	235,487	160,019	98,898	94,312	966	2,641	335,351	256,972
Gross profit rate	47.6%	40.9%	32.9%	35.2%	(8.8)%	(22.4)%	42.8%	39.7%
Adjusted gross profit rate	47.6%	40.9%	32.9%	35.2%	(8.8)%	(22.4)%	42.8%	39.7%
Operating earnings (loss)	87,375	27,845	11,383	7,304	(17,440)	(15,078)	81,318	20,071
Adjusted operating earnings (loss)	87,375	27,845	11,383	7,304	(17,440)	(15,078)	81,318	20,071
Operating earnings (loss) %	17.7%	7.1%	3.8%	2.7%	n/m	127.6	10.4%	3.1%
Adjusted operating earnings (loss) %	17.7%	7.1%	3.8%	2.7%	n/m	127.6	10.4%	3.1%
Same-store sales % (on a 13-week basis)	26.5%	(9.1)%	45.8%	(41.0)%	—%	—%	—%	—%
Number of stores	905	925	90	197	—	—	995	1,122

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Gross profit	$235,487	$160,019	$98,898	$94,312	$966	$2,641	$335,351	$256,972
Charges/Other Items:
COVID-19-related expenses	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$235,487	$160,019	$98,898	$94,312	$966	$2,641	$335,351	$256,972
Operating earnings (loss)	$87,375	$27,845	$11,383	$7,304	$(17,440)	$(15,078)	$81,318	$20,071
Charges/Other Items:
COVID-19-related expenses	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted operating earnings (loss)	$87,375	$27,845	$11,383	$7,304	$(17,440)	$(15,078)	$81,318	$20,071

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Net sales	$1,346,413	$916,893	$789,832	$668,447	$(37,922)	$(39,229)	$2,098,323	$1,546,111
Gross profit	642,715	348,267	287,791	211,707	2,025	1,516	932,531	561,490
Adjusted gross profit	642,715	354,225	287,791	240,763	2,025	1,516	932,531	596,504
Gross profit rate	47.7%	38.0%	36.4%	31.7%	(5.3)%	(3.9)%	44.4%	36.3%
Adjusted gross profit rate	47.7%	38.6%	36.4%	36.0%	(5.3)%	(3.9)%	44.4%	38.6%
Operating earnings (loss)	220,746	(38,651)	25,116	(352,556)	(83,883)	(39,072)	161,979	(430,279)
Adjusted operating earnings (loss)	220,746	(16,100)	38,598	(12,386)	(83,883)	(38,436)	175,461	(66,922)
Operating earnings (loss) %	16.4%	(4.2)%	3.2%	(52.7)%	n/m	99.6%	7.7%	(27.8)%
Adjusted operating earnings (loss) %	16.4%	(1.8)%	4.9%	(1.9)%	n/m	98.0%	8.4%	(4.3)%
Same-store sales % (on a 39-week basis)	11.5%	3.0%	24.3%	(32.3)%	—%	—%	—%	—%
Number of stores	905	925	90	197	—	—	995	1,122

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,	October 30,	October 31,
($ thousands)	2021	2020	2021	2020	2021	2020	2021	2020
Gross profit	$642,715	$348,267	$287,791	$211,707	$2,025	$1,516	$932,531	$561,490
Charges/Other Items:
COVID-19-related expenses	—	5,958	—	27,458	—	—	—	33,416
Brand Portfolio - business exits	—	—	—	1,598	—	—	—	1,598
Total charges/other items	—	5,958	—	29,056	—	—	—	35,014
Adjusted gross profit	$642,715	$354,225	$287,791	$240,763	$2,025	$1,516	$932,531	$596,504
Operating earnings (loss)	$220,746	$(38,651)	$25,116	$(352,556)	$(83,883)	$(39,072)	$161,979	$(430,279)
Charges/Other Items:
Goodwill and intangible asset impairment charges	—	—	—	262,719	—	—	—	262,719
COVID-19-related expenses	—	22,551	—	75,853	—	636	—	99,040
Brand Portfolio - business exits	—	—	13,482	1,598	—	—	13,482	1,598
Total charges/other items	—	22,551	13,482	340,170	—	636	13,482	363,357
Adjusted operating earnings (loss)	$220,746	$(16,100)	$38,598	$(12,386)	$(83,883)	$(38,436)	$175,461	$(66,922)

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 30,	October 31,	October 30,	October 31,
	2021	2020	2021	2020
($ thousands, except per share data)
Net earnings (loss) attributable to Caleres, Inc.:
Net earnings (loss)	$59,685	$14,926	$104,222	$(361,915)
Net earnings attributable to noncontrolling interests	(63)	(509)	(1,057)	(223)
Net earnings (loss) attributable to Caleres, Inc.	59,622	14,417	103,165	(362,138)
Net earnings allocated to participating securities	(2,140)	(512)	(3,737)	—
Net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$57,482	$13,905	$99,428	$(362,138)

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,889	36,554	36,825	37,439
Dilutive effect of share-based awards	457	176	294	—
Diluted common shares attributable to Caleres, Inc.	37,346	36,730	37,119	37,439

Basic earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.56	$0.38	$2.70	$(9.67)

Diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.54	$0.38	$2.68	$(9.67)

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 30,	October 31,	October 30,	October 31,
	2021	2020	2021	2020
($ thousands, except per share data)
Adjusted net earnings (loss) attributable to Caleres, Inc.:
Adjusted net earnings (loss)	$61,591	$18,731	$131,379	$(53,077)
Net earnings attributable to noncontrolling interests	(63)	(509)	(1,057)	(223)
Adjusted net earnings (loss) attributable to Caleres, Inc.	61,528	18,222	130,322	(53,300)
Net earnings allocated to participating securities	(2,208)	(647)	(4,729)	—
Adjusted net earnings (loss) attributable to Caleres, Inc. after allocation of earnings to participating securities	$59,320	$17,575	$125,593	$(53,300)

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,889	36,554	36,825	37,439
Dilutive effect of share-based awards	457	176	294	—
Diluted common shares attributable to Caleres, Inc.	37,346	36,730	37,119	37,439

Basic adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.61	$0.48	$3.41	$(1.42)

Diluted adjusted earnings (loss) per common share attributable to Caleres, Inc. shareholders	$1.59	$0.48	$3.38	$(1.42)